Exhibit 10

CABELA’S INCORPORATED

THIRD AMENDMENT OF THE
THIRD AMENDED AND RESTATED DEFERRED COMPENSATION PLAN

THIS THIRD AMENDMENT OF THE THIRD AMENDED AND RESTATED DEFERRED COMPENSATION PLAN ("Amendment") is hereby adopted this 26th day of August, 2008, by Cabela’s Incorporated (the "Employer") in its capacity as Sponsoring Employer of the Cabela’s Incorporated Third Amended and Restated Deferred Compensation Plan (the "Plan").

WHEREAS, the Plan was amended effective as of December 31, 2004, to cease the deferral of compensation under the Plan after December 31, 2004, so as to preserve the grandfathered status of amounts deferred under the Plan that were earned and vested as of December 31, 2004, and to bring the Plan into compliance with Internal Revenue Code Section 409A ("Section 409A") for those amounts deferred that were not yet fully vested as of December 31, 2004;

WHEREAS, the Employer desires to amend the Plan to provide for a set schedule as to the time and form of payment of amounts deferred under the Plan for Participants, except for Participants, who are currently in a payment status or who are entitled to a payment of deferred amounts during the 2008 year, and excluding Deferred Bonuses, which were not fully earned and vested as of December 31, 2004 and which have vested subsequent to December 31, 2004 and upon vesting have been paid to Participants prior to January 1, 2008;

WHEREAS, a change in the time and form of payment to Participants shall cause amounts deferred under the Plan to lose the current grandfathered status under Section 409A for Participants affected by this Amendment, the Employer desires to amend the Plan so as to fully comply with Section 409A and applicable regulations effective as of December 31, 2008, for the amounts deferred for Participants affected by this Amendment;

WHEREAS, any deferred compensation of Participants that is earned and vested as of December 31, 2004 and is grandfathered under Code Section 409A, other than those Participants affected by this Amendment, shall be governed and administered according to the terms of the Cabela’s Incorporated Third Amended and Restated Deferred Compensation Plan then in effect prior to this amendment and restatement of the Plan; and

WHEREAS, Section 8.1 of the Plan allows for the amendment of the Plan by the Employer.

NOW, THEREFORE, the Employer hereby amends the Plan as follows:

1.           Definitions.  Article 2 is hereby amended to delete in their entirety the definitions of "Change in Control," "Disability" or "Disabled Person" and "Unforeseeable Emergency."

2.           Payment of Deferred Compensation.  Article 5 of the Plan is hereby deleted in its entirety and replaced with the following:

"5.1           Payment Event.  Effective as of December 31, 2008, each Participant shall be entitled to payment equal to the balance of such Participant’s Deferred Compensation Account according to the schedule of the time and form of payment set forth in Section 5.2 below.  No other payment events shall be allowed or permitted on or after December 31, 2008, subject to Sections 5.2 and 5.3 below.

5.2           Time and Form of Payment.  Effective as of December 31, 2008, a Participant's Deferred Compensation Account shall be paid to a Participant in accordance with following schedule:

a.           For participants who, as of December 31, 2008, have a balance in their Deferred Compensation Account of less than $200,000, the balance of such Participant's Deferred Compensation Account, as of December 31, 2008, shall be paid to the Participant a single lump sum payment on January 1, 2009; and

b.           For participants who, as of December 31, 2008, have a balance in their Deferred Compensation Account of $200,000 or more, the balance of such Participant's Deferred Compensation Account shall be paid to the Participant in two installment payments: the first of which shall be one-half of the account balance as of December 31, 2008, and shall be paid to the Participant on January 1, 2009; and the second of which shall be the account balance as of December 31, 2009, and shall be paid to the Participant on January 1, 2010; unless the Participant has elected a single lump sum payment of the Participant's full Deferred Compensation Account balance to be paid to the Participant on January 1, 2009.  Such election shall be on a form substantially similar to the election of lump sum payment form provided in Exhibit "A," a copy of which is attached hereto and incorporated herein by reference, and shall be made by a Participant by completing and signing such election of lump sum payment form and submitting the same to the Committee on or before December 31, 2008.  Such election by a Participant shall be a one-time, irrevocable election.

No other time or form of payment shall be allowed or permitted on or after December 31, 2008.

5.3           In the Event of Death of a Participant.  In the event of a Participant's death prior to the receipt by the Participant of the payment of the Participant's Deferred Compensation Account in full, the Plan shall pay the deceased Participant's Deferred Compensation Account to the Participant's Beneficiary(ies) at the same time and in the same form as provided for in Sections 5.1 and 5.2.

With respect to this Amendment and the change in the time and form of payment made as of December 31, 2008, this Amendment only applies to amounts deferred under the Plan that would not otherwise be payable in 2008 and shall not cause an amount deferred under the Plan to be paid in 2008 that would not otherwise be payable in 2008.  Such election shall not apply:

a.           to any Deferred Bonuses, which were not earned and vested as of December 31, 2004 and which shall be paid to a Participant upon vesting; or

b.           to any amounts currently being paid to a Participant under the terms of the Plan as of December 31, 2004, and are grandfathered under Code Section 409A; or

c.           to any amounts to be paid to a Participant under the terms of the Plan during the 2008 year and are grandfathered under Code Section 409A.

5.4           Beneficiary Designation.  Each Participant shall have the right to designate a primary and contingent Beneficiary to receive any payment, which may be payable hereunder following the Participant’s death.  Such beneficiary designation shall be delivered in writing to the Committee and may be changed at any time by a subsequent written notice to the Committee.  The last written designation delivered to the Committee prior to the Participant’s death shall control.  Such beneficiary designation shall become effective only when received by the Committee.  If a Participant fails to designate a Beneficiary, or if a Participant's beneficiary designation is revoked by operation of law and the Participant does not designate a new Beneficiary, or if all persons designated as Beneficiary predecease the Participant or die prior to complete distribution of Participant’s Deferred Compensation Account, remaining payments shall be made to the legal representative of the Participant’s estate.  The form and timing of any payment of a Participant’s Deferred Compensation Account made to the Participant’s primary or contingent Beneficiary or to the legal representative of the Participant’s estate shall be made in accordance with Sections 5.1, 5.2 and 5.3.  Any payment of a Participant’s Deferred Compensation Account to the Beneficiary in accordance with this Section and Sections 5.1, 5.2 and 5.3 shall release Employer from all future liability hereunder.

5.5           Acceleration Not Permitted.  In no event shall Deferred Compensation payable under this Plan be accelerated prior to the payment provisions of this Article 5."

3.           Effective Date.  The effective date of this Amendment shall be December 31, 2008.

4.           Continuing Effect.  Except as hereby amended, the Plan shall be administered in accordance with the terms of the Plan as in effect prior to this Amendment.

DATED THIS 26th day of August, 2008.

CABELA’S INCORPORATED,
Sponsoring Employer,
By:	/s/ Ralph W. Castner
Ralph W. Castner,
Vice President and
Chief Financial Officer

PARTICIPATING EMPLOYER CONSENTS TO THE THIRD AMENDMENT OF THE THIRD
AMENDED AND RESTATED DEFERRED COMPENSATION PLAN

The undersigned Participating Employer of the Cabela’s Incorporated Third Amended and Restated Deferred Compensation Plan hereby consents to the foregoing Amendment of said Plan.

DATED THIS 26th day of August, 2008.

WORLD’S FOREMOST BANK,
A Nebraska State Chartered Bank, Participating Employer,
By:	/s/ Joseph M. Friebe
Joseph M. Friebe,
President and
Chief Executive Officer

EXHIBIT  "A"

CABELA’S INCORPORATED THIRD AMENDMENT OF THE
THIRD AMENDED AND RESTATED DEFERRED COMPENSATION PLAN

ELECTION OF LUMP SUM PAYMENT

Name:

Date:	, 2008

ONE-TIME ELECTION ONLY FOR ACCOUNT BALANCES OF $200,000 OR MORE:

                Yes, I hereby elect that my Deferred Compensation Account be payable to me, or, in the event of my death, to my Beneficiary(ies), in one (1) lump-sum payment on January 1, 2009.

I understand that this is a one-time, irrevocable election to change the time and form of payout to me of my Deferred Compensation Account under the Plan.  I understand that if I do not sign this form and give it to the Committee by December 31, 2008, my Deferred Compensation Account will be paid to me (or my Beneficiary) in two installment payments, the first of which will be on January 1, 2009 and the second of which will be on January 1, 2010.

I further understand that the Plan is a non-qualified deferred compensation plan, that I cannot rollover any amounts I receive from the Plan into a qualified plan or an IRA and that any amounts received by me will be taxable income in the year I receive such amounts.

Executed this___ day of  ________________ , 2008.

Participant Signature

Printed Name

NOTE  DEADLINE:   DECEMBER  31,  2008

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